SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2004

Date of Report (Date of Earliest Event Reported)

GREENPOINT MORTGAGE SECURITIES LLC

(as Sponsor under the Sale and Servicing Agreement, dated as of April 1, 2004,

providing for the issuance of GreenPoint Home Equity Loan Trust 2004-2, Home

Equity Loan Asset-Backed Notes)

GREENPOINT MORTGAGE SECURITIES LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-108405-01	20-0326233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive, Doorstop 32210

Novato, CA 94945

(Address of Principal Executive Offices)

(800) 462-2700

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

GreenPoint Mortgage Securities LLC (the “Registrant”) registered an issuance of up to $2,276,908,549 in principal amount of asset-backed securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by the registration statement on Form S-3/A (File No. 333-108405) (the “Registration Statement”). On April 1, 2004, GreenPoint Home Equity Loan Trust 2004-2, as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into an Indenture, pursuant to which the Home Equity Loan Asset-Backed Notes, Series 2004-2, Class A-1 and Class A-2 Variable Rate Asset-Backed Notes in the aggregate principal amount of $248,920,000 (the “Notes”) were issued on the Closing Date of April 29, 2004. This current report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Item 7(c).	Exhibits

1.1	Underwriting Agreement, dated April 28, 2004, among GreenPoint Mortgage Funding, Inc., GreenPoint Mortgage Securities LLC, Wachovia Securities and Terwin Capital LLC.

4.1	Indenture, dated as of April 1, 2004, between GreenPoint Home Equity Loan Trust 2004-2 and U.S. Bank National Association.

4.2	Sale and Servicing Agreement, dated as of April 1, 2004, among GreenPoint Mortgage Securities LLC, GreenPoint Mortgage Funding, Inc., GreenPoint Home Equity Loan Trust 2004-2, and the U.S. Bank National Association.

4.3	Trust Agreement, dated as of April 1, 2004, between GreenPoint Mortgage Securities LLC and Wilmington Trust Company.

4.4	Assignment, Assumption and Recognition Agreement, dated as of April 29, 2004, among Terwin Advisors LLC, GreenPoint Mortgage Securities LLC and GreenPoint Mortgage Funding, Inc.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of April 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of McKee Nelson LLP dated April 29, 2004, with respect to tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2004

GREENPOINT MORTGAGE SECURITIES LLC

By:	/s/ Nathan Hieter

Nathan Hieter Vice President

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated April 28, 2004, among GreenPoint Mortgage Funding, Inc., GreenPoint Mortgage Securities LLC, Wachovia Securities and Terwin Capital LLC.

4.1	Indenture, dated as of April 1, 2004, between GreenPoint Home Equity Loan Trust 2004-2 and U.S. Bank National Association.

4.2	Sale and Servicing Agreement, dated as of April 1, 2004, among GreenPoint Mortgage Securities LLC, GreenPoint Mortgage Funding, Inc., GreenPoint Home Equity Loan Trust 2004-2, and U.S. Bank National Association.

4.3	Trust Agreement, dated as of April 1, 2004, between GreenPoint Mortgage Securities LLC and Wilmington Trust Company.

4.4	Assignment, Assumption and Recognition Agreement, dated as of April 29, 2004, among Terwin Advisors LLC, GreenPoint Mortgage Securities LLC and GreenPoint Mortgage Funding, Inc.

4.5	Financial Guaranty Insurance Policy relating to the Notes, dated as of April 29, 2004, and issued and delivered by Ambac Assurance Corporation.

8.1	Opinion of McKee Nelson LLP dated April 29, 2004, with respect to tax matters.